UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


    Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange
                                  Act of 1934

                        Date of Report - OCTOBER 27, 1999


                       ENVIRONMENTAL ELEMENTS CORPORATION
             (Exact name of registrant as specified in its charter)



                                     1-10955

                            (Commission File Number)


             DELAWARE                                   52-1303748

    (State or other jurisdiction                     (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


      3700 Koppers St., Baltimore, Maryland            21227

    (Address of Principal Executive Offices)         (Zip Code)


                                  410-368-7000

              (Registrant's telephone number, including area code)


                                 Not Applicable

      (Former name, address, and fiscal year, if changed since last report)

    Item 5.  Other Events.
    ----------------------

         On October 27, 1999, Environmental Elements Corporation issued the press release attached hereto as Exhibit 99.1. The release announced that the Company will trade its common stock on the American Stock Exchange
    (AMEX), beginning November 1, 1999, continuing with the ticker symbol "EEC".





    Item 7.  Exhibits
    -----------------

         99.1     Press release issued October 27, 1999

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENVIRONMENTAL ELEMENTS CORPORATION
                                        (Registrant)


                              /s/ James B. Sinclair
                              ------------------------
                              James B. Sinclair
                              Vice President and
                              Chief Financial Officer

Date: October 27, 1999

                                    EXHIBIT INDEX


    Exhibit Number                                    Description
    --------------                                    -----------

        99.1                             Press Release issued October 27, 1999